EXHIBIT 99.2

Grant Park Fund

Class A, B, Legacy 2, GAM 2 and GAM 3 Units

Monthly Performance Report • August 2009



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GRANT PARK FUND

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: August 2009

Ags/Softs: Grains prices generally declined in August. Optimal weather in major U.S. farming regions supported views of future elevated supply, moving markets lower. In the softs markets, sugar prices continued to climb as a result of weak supply forecasts from Brazil and India.

Currencies: The Japanese yen and U.S. dollar rallied against many emerging currencies as volatility in the equity markets prompted investors to liquidate riskier assets. The British pound weakened against most currencies as reports showed declining UK home prices in July.

Energies: Elevated U.S. energy inventories led to declines in the natural gas markets throughout August. Also adding to the decline in natural gas was speculation that industrial demand would remain low until the global recession abated.

Equities: Several reports containing bullish economic data drove North American and European equity markets higher last month. In China, equity markets declined as concerns over tighter lending restrictions weighed on investor confidence.

Fixed Income: Weak investor confidence caused by short-term declines in the equity markets supported fixed-income markets last month. Increased demand during recent Treasury auctions also played a role in moving debt markets higher.

Metals: Base metals prices rallied in response to weakness in the U.S. dollar. Improving industrial production figures from Europe also supported the base metals markets. Nickel markets were among the biggest movers in the sector, moving more than 12% higher for the month.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003	2.7%	5.8%	-7.5%	2.6%	9.7%	-1.3%	-0.5%	0.2%	0.1%	2.5%	-0.9%	6.0%	**20.0%**
2004	0.4%	7.3%	-1.4%	-11.7%	-4.8%	-4.5%	-3.4%	-0.3%	1.1%	3.4%	8.5%	-0.9%	**-7.6%**
2005	-6.0%	3.4%	-0.5%	-5.1%	4.0%	1.9%	-2.0%	2.0%	-0.0%	-3.4%	4.2%	-1.4%	**-3.4%**
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%					**-8.4%**

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003								0.1%	0.1%	2.5%	-1.0%	5.9%	**7.7%**
2004	0.3%	7.3%	-1.5%	-11.7%	-4.8%	-4.6%	-3.4%	-0.4%	1.0%	3.4%	8.4%	-1.0%	**-8.4%**
2005	-6.0%	3.3%	-0.6%	-5.1%	3.9%	1.8%	-2.0%	1.9%	-0.1%	-3.5%	4.1%	-1.4%	**-4.3%**
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%					**-8.8%**

Legacy 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-1.6%	1.6%	-3.1%	-1.1%	1.3%					**-3.0%**

GAM 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%					**-1.8%**

GAM 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%					**-2.7%**

A, B and Legacy Units

YTD performance reflects A&B unit performance since 01/01/09.

Trading Performance by Sector


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
August
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
15%	24%	8%	15%	23%	15%

Sector Positions at Month-End


09/08 S L S S L S
10/08 S L S S L S
11/08 S L S S L S
12/08 S L S S L S
01/09 S L S S L S
02/09 S L S S L S
03/09 S S S L L L
04/09 S L S L L S
05/09 L S L L L L
06/09 L S L L L L
07/09 L S L L L L
08/09 L S S L L L
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

GAM Units

YTD performance reflects GAM unit performance since 04/01/09.

Trading Performance by Sector


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
August
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
15%	25%	13%	13%	24%	10%

Sector Positions at Month-End


04/09 S L S L L L
05/09 L S L L L L
06/09 S S L L L L
07/09 S S S L L L
08/09 S S S L L L
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that on every trade it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Legacy Units	GAM Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.25%	3.60%	5.72%	
Redemptions (after 90 days)	Monthly	Monthly	Monthly	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - August 2009	
Total Fund Assets (A,B, Legacy, GAM)	$826M
12-Month Return	1.0%
Average 12-Month Return	20.3%
36-Month Cumulative Return	24.8%
60-Month Cumulative Return	46.5%
Compounded Annualized ROR	15.2%
3-Year Compounded Annualized ROR	7.7%
5-Year Compounded Annualized ROR	7.9%
10-Year Compounded Annualized ROR	6.8%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (2/04 - 8/04)	-23.7%
Average 1-month Gain	6.8%
Average 1-month Loss	-4.6%
# of Winning Months	132
# of Losing Months	116

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 1999 - June 2009	
Moved in Opposite Directions	49% 59 of 120 months
Positive Results for Both	30% 36 of 120 months
Negative Results for Both	21% 25 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or GAM units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.